Guaranteed Annuity Contract with Voya	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Guaranteed Annuity Contract with Voya
6.	Guaranteed Annuity Contract with Voya
The Plan offers the option to invest in a guaranteed annuity contract with Voya who maintains the contributions in a general account. The contract is considered fully benefit- responsive and is reported at contract value. Contract value, as reported to the Plan by Voya, $834,148 and $876,954 at December 31, 202
5
 and 2024, respectively represents contributions made under the contract, plus earnings, less participant withdrawals and administrative expenses.
Voya is contractually obligated to repay the principal and interest at the specified interest rate that is guaranteed to the Plan. The crediting rate is based on a formula established by Voya but may not be less than 1%.
This contract meets the fully benefit-responsive investment contract criteria and therefore is reported at contract value. Contract value is the relevant measure for the portion of the net assets available for benefits of a defined contribution plan attributable to fully benefit-responsive investment contracts because contract value is the amount participants normally would receive if they were to initiate permitted transactions under the Plan. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value.
The Plan’s ability to receive amounts due in accordance with the contract is dependent on Voya’s ability to meet its financial obligations. Voya’s ability to meet its contractual obligations may be affected by future economic and regulatory developments.
Certain events might limit the ability of the Plan to transact at contract value with Voya. These events may be different under each contract. Examples of such events include the following:
1. The Plan’s failure to qualify under Section 401(a) of the Internal Revenue Code or the failure of the trust to be tax-exempt
under Section 501(a) of the Internal Revenue Code
2. Premature termination of the contract
3. Plan termination or merger
4. Changes to the Plan’s prohibition on competing investment options
5. Bankruptcy of the Bank or other events (for example, divestitures or spinoffs of a subsidiary) that significantly affect the Plan’s normal operations.
No events are probable of occurring that might limit the ability of the Plan to transact at contract value with Voya and that also would limit the ability of the Plan to transact at contract value with the participants.

In addition, certain events allow Voya to terminate the contract with the Plan and settle at an amount different from contract value. Those events may be different under each contract. Examples of such events may include the following:
1. An uncured violation of the Plan’s investment guidelines
2. A breach of material obligation under the contract
3. A material misrepresentation
4. An amendment to the agreement without the consent of Voya.